UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2022

NANOMIX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2121 Williams Street, San Leandro, CA 94577

(Address of principal executive offices)

(510) 428-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 31, 2022, Nanomix Corporation (the “Company”) appointed Tadd S. Lazarus, M.D. as a director of the Company, effective immediately. Dr. Lazarus does not have any family relationship with any director, executive officer or person nominated or chosen by us to become an executive officer. There is no understanding or arrangement between Dr. Lazarus and any other person pursuant to which Dr. Lazarus was selected as a director. There are no transactions in which Dr. Lazarus has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Dr. Lazarus has led multiple organizations as Chief Medical Officer encompassing biochemistry, medical diagnostics, and patient services arenas. From 2019 to present, he is the Chief Medical Officer of Inivata Inc and since June of 2022 he also serves as Chief Medical Officer of Achieve Health Management. From 2017 to 2019 he was Chief Medical Officer of, Clinical Genomics. He served as Chief Medical Officer and Head of Medical & Scientific Affairs, Reimbursement, and Public Policy at Qiagen from 2013 through 2016. In 2010, Lazarus was at Gen-Probe Inc., (now Hologic), as Chief Medical Officer and VP of Clinical Affairs. Lazarus began his career and served for more than 20 years at Roche Diagnostics, where he held positions including Director of Medical and Scientific Affairs and North American Medical Director for the molecular diagnostics, POC, diabetes, clinical chemistry, and immunology lines of business. Dr. Lazarus received a Bachelor of Science in Biology & Physiology from Marlboro College and earned his Medical Degree from Ross University School of Medicine.

On August 31, 2022, the Company issued a press release announcing the appointment of Dr. Lazarus. The press release is attached as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 31, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NANOMIX CORPORATION

	By:	/s/ David Ludvigson
	Name:	David Ludvigson
	Title:	Chief Financial Officer

Date: September 9, 2022